Exhibit 99.2

Veeco Instruments Inc. November 4, 2019 Q3 2019 Conference Call

Safe Harbor To the extent that this presentation discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These items include the risk factors discussed in the Business Description and Management's Discussion and Analysis sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2018 and subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements. Q3 2019 Conference Call | © 2019 Veeco Instruments Inc. 2

3 CEO Overview William J. Miller, Ph.D. Q3 2019 Conference Call | © 2019 Veeco Instruments Inc.

Q3 2019 Highlights 4 ▪ Top and bottom line exceeded midpoint of guided range – achieved non-GAAP profitability ▪ Strong revenue in the Front-End Semi and Data Storage markets Q3 Results $115M Bookings $109M Revenue $4.0M Non-GAAP Operating Income 5¢ Non-GAAP EPS A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. ▪ Non-GAAP gross margin at 40.3% ▪ Grew backlog to $279M Continuing to Focus on Growing Top-Line and Improving Profitability Q3 2019 Conference Call | © 2019 Veeco Instruments Inc.

5 Phase 1: Returning to Profitability ▪ Shift MOCVD market focus from commodity LED to higher value photonics ▪ Execute general infrastructure reductions ▪ Rationalize product line investments Phase 1: well underway Phase 2: early stages Transformation Update Q3 2019 Conference Call | © 2019 Veeco Instruments Inc. MOCVD – Metal Organic Chemical Vapor Deposition VCSEL – Vertical Cavity Surface Emitting Laser Phase 2: Driving Growth Grow in current markets ▪ Front-End Semi with laser annealing ▪ Advanced Packaging with lithography ▪ Data Storage with ion beam Penetrate with new applications ▪ Front-End Semi with ion beam ▪ Compound Semi / VCSEL with MOCVD

# Markets and Technologies

Megatrend
Technology

## High Performance Computing

- Laser Annealing
- Ion Beam Deposition & Etch

## VCSEL / 5G

- MOCVD



Markets Served
Front-End Semi
Advanced Packaging, MEMS & RF Filters
Compound Semi*
Scientific & Industrial

## AI / High Performance Computing

- AP Lithography

## Cloud / Data Storage

- Ion Beam Deposition & Etch

***Veeco is a Proven High Technology Capital Equipment Leader***
***Solving Tough Materials Problems to Ramp Growing Markets***

* Compound Semi includes LED, Lighting & Display
AI – Artificial Intelligence
MOCVD – Metal Organic Chemical Vapor Deposition
5G – Fifth Generation Wireless
AP – Advanced Packaging
VCSEL – Vertical Cavity Surface Emitting Laser

6 Q3 2019 Conference Call | © 2019 Veeco Instruments Inc.

Veeco

2019 Update 7 Innovate technology leadership ▪ Solve tough materials problems ▪ Execute product roadmaps Penetrate market growth ▪ EUV Mask Blanks – Ion Beam Deposition ▪ Leading-Edge Front-End Semiconductor – Laser Anneal ▪ 3D Sensing / VCSEL – MOCVD ▪ Advanced Packaging – Lithography Improve profitability ▪ Improve gross margin ▪ Reduce operating expenses Making Progress with New Products, Penetrating Markets and Improving Profitability Q3 2019 Conference Call | © 2019 Veeco Instruments Inc.

8 CFO Financial Review Sam Maheshwari Q3 2019 Conference Call | © 2019 Veeco Instruments Inc.

Q3 2019 Revenue by Market & Region 9 ROW United States EMEA China 25% 41% 18% 16% LED Lighting, Display & Compound Semi Front-End Semiconductor Scientific & Industrial Advanced Packaging, MEMS & RF Filters $109M 31% 22% 37% 10% Revenue by Market Revenue by Region Q3 2019 Conference Call | © 2019 Veeco Instruments Inc.

Operating Results 10 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. GAAP Non-GAAP $ millions (except per share amounts) Q2 19 Q3 19 Q2 19 Q3 19 Revenue $97.8 $109.0 $97.8 $109.0 Gross Profit 36.3 42.2 36.9 43.9 Gross Margin 37.1% 38.8% 37.8% 40.3% Operating Expenses 47.5 49.6 38.5 40.0 Operating Income/(Loss) (11.2) (7.4) (1.6) 4.0 Net Income/(Loss) (15.6) (11.8) (3.0) 2.6 Earnings/(Loss) Per Share $(0.33) $(0.25) $(0.06) $0.05 Q3 2019 Conference Call | © 2019 Veeco Instruments Inc.

Balance Sheet and Cash Flow Highlights 11 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. $ millions Q2 19 Q3 19 Cash & Short-Term Investments 247 232 Accounts Receivable 59 73 Inventories 140 135 Accounts Payable 22 35 Long-Term Debt 294 297 Cash Flow from Operations 14 (15) DSO (days) 54 60 DOI 210 185 DPO 33 47 Q3 2019 Conference Call | © 2019 Veeco Instruments Inc.

Q4 2019 Guidance 12 .. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. GAAP Non-GAAP Revenue $100M - $120M $100M - $120M Gross Margin 39% - 41% 39% - 41% Operating Expenses ~$48M ~$39M Net Income (Loss) $(15M) - $(5M) $(2) - $8M Earnings (Loss) Per Share $(0.32) - $(0.10) $(0.03) - $0.18 Q3 2019 Conference Call | © 2019 Veeco Instruments Inc.

13 Q&A Q3 2019 Conference Call | © 2019 Veeco Instruments Inc.

14 Reconciliation Tables Q3 2019 Conference Call | © 2019 Veeco Instruments Inc.

Note on Reconciliation Tables These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share- based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction- related compensation, and certain integration costs. These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors' operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures. 15 15 Q3 2019 Conference Call | © 2019 Veeco Instruments Inc.

Supplemental Information—GAAP to Non-GAAP Reconciliation 16 Amounts may not calculate precisely due to rounding. 16 US$ millions Q2 19 Q3 19 Net Sales $97.8 $109.0 GAAP Gross Profit 36.3 42.2 GAAP Gross Margin 37.1% 38.8% Add: Share-Based Comp 0.6 0.4 Add: Release of inventory fair value step- up for purchase accounting - 1.3 Add: Depreciation of PP&E fair value step-up for purchase accounting 0.1 - Non-GAAP Gross Profit $36.9 $43.9 Non-GAAP Gross Margin 37.8% 40.3% US$ millions, except per share amounts Q2 19 Q3 19 GAAP Basic EPS (0.33) (0.25) GAAP Diluted EPS (0.33) (0.25) GAAP Net Income (Loss) (15.6) (11.8) Add: Share-Based Comp 4.6 3.8 Add: Amortization 4.2 4.3 Add: Restructuring 0.6 1.8 Add: Release of inventory fair value step- up for purchase accounting - 1.3 Add: Depreciation of PP&E fair value step-up for purchase accounting 0.2 0.1 Add: Non-Cash Interest Expense 3.1 3.2 Add: Tax Adjustment from GAAP to Non-GAAP (0.2) (0.1) Non-GAAP Net Income (Loss) (3.0) 2.6 Non-GAAP Basic EPS (0.06) 0.06 Non-GAAP Diluted EPS (0.06) 0.05 US$ millions Q2 19 Q3 19 GAAP Net Income (Loss) $(15.6) $(11.8) Add: Share-Based Comp 4.6 3.8 Add: Amortization 4.2 4.3 Add: Restructuring 0.6 1.8 Add: Release of inventory fair value step- up for purchase accounting - 1.3 Add: Depreciation of PP&E fair value step- up for purchase accounting 0.2 0.1 Add: Interest Expense 4.2 4.3 Subtract: Tax expense (benefit) 0.1 0.1 Non-GAAP Operating Income (Loss) $(1.6) $4.0 Q3 2019 Conference Call | © 2019 Veeco Instruments Inc.

Q3 2019 Actual: GAAP to Non-GAAP Reconciliation 17 Amounts may not calculate precisely due to rounding Non-GAAP Adjustments In millions, except per share amounts GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $109.0 $109.0 Gross Profit 42.2 0.4 1.3 43.9 Gross Margin 38.8% 40.3% Operating Expenses 49.6 (3.4) (4.3) (1.9) 40.0 Operating Income (Loss) (7.4) 3.8 4.3 3.2 4.0 Net Income (Loss) $(11.8) 3.8 4.3 6.3 $2.6 Income (Loss) Per Common Share: Basic $(0.25) $0.06 Diluted (0.25) 0.05 Weighted Average Number of Shares: Basic 47.5 47.5 Diluted 47.5 47.9 Other Non-GAAP Adjustments Restructuring 1.8 Release of inventory fair value step-up associated with the Ultratech purchase accounting 1.3 Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting 0.1 Subtotal 3.2 Non-Cash Interest Expense 3.2 Non-GAAP Tax Adjustment (0.1) Total Other 6.3 Q3 2019 Conference Call | © 2019 Veeco Instruments Inc.

Q4 2019 Guidance: GAAP to Non-GAAP Reconciliation 18 Amounts may not calculate precisely due to rounding Non-GAAP Adjustments In millions, except per share amounts GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $100–$120 $100–$120 Gross Profit 38–48 1 —— 39–49 Gross Margin 39%–41% 39%–41% Operating Expenses ~$48 3 4 2 ~$39 Operating Income (Loss) $(10)-$0 4 4 2 $0-$10 Net Income (Loss) $(15)–$(5) 4 4 5 $(2)–$8 Income (Loss) per Diluted Share $(0.32)–$(0.10) $(0.03)–$0.18 GAAP Net Income (Loss) $(15)–$(5) Share-Based Compensation 4 Amortization 4 Restructuring 2 Interest Expense, Net 4 Other 1 Non-GAAP Operating Income (Loss) $0–$10 Q3 2019 Conference Call | © 2019 Veeco Instruments Inc.

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